UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2017

Cinemark USA, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	033-47040	75-2206284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Suite 500, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2017, Cinemark USA, Inc. (“we”, “our”, “us”) and Cinemark Holdings, Inc. (“Cinemark Holdings”), our parent, entered into a Fifth Amendment (the “Fifth Amendment”) to the Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015, the Third Amendment thereto dated as of June 13, 2016 and the Fourth Amendment thereto dated as of December 15, 2016, the “Credit Agreement”) among us, Cinemark Holdings, the several banks and other financial institutions party thereto, Barclays Bank PLC, as administrative agent, and the other agents party thereto. The Credit Agreement was amended pursuant to the Fifth Amendment to, among other things, reduce the rate at which the term loans bear interest by 0.25% per annum, permit the incurrence of certain future incremental term loans up to an amount based on compliance with a consolidated net senior secured leverage ratio, and permit certain extensions of the maturity date applicable to the loans from time to time.

The foregoing summary of the Fifth Amendment is qualified in its entirety by reference to the complete copy of the Fifth Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Fifth Amendment, dated as of June 16, 2017, to the Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015, the Third Amendment thereto dated as of June 13, 2016 and the Fourth Amendment thereto dated as of December 15, 2016) among Cinemark Holdings, Inc., Cinemark USA, Inc., the several banks and other financial institutions party thereto, Barclays Bank PLC, as administrative agent, and the other agents party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.

By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President-General Counsel and Secretary

Date: June 20, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Fifth Amendment, dated as of June 16, 2017, to the Amended and Restated Credit Agreement, dated as of December 18, 2012 (as amended by the First Amendment thereto dated as of December 18, 2012, the Second Amendment thereto dated as of May 8, 2015, the Third Amendment thereto dated as of June 13, 2016 and the Fourth Amendment thereto dated as of December 15, 2016) among Cinemark Holdings, Inc., Cinemark USA, Inc., the several banks and other financial institutions party thereto, Barclays Bank PLC, as administrative agent, and the other agents party thereto.